Consolidated Statements of Income                                    Exhibit 99

Household Finance Corporation and Subsidiaries
In millions.


Year ended December 31                                      1998           1997
                                                        --------       --------
                                                       (Unaudited)
Finance income                                          $4,581.4       $4,205.1
Other interest income                                       36.5           35.1
Interest expense                                         1,995.5        1,853.5
                                                        --------       --------
Net interest margin                                      2,622.4        2,386.7
Provision for credit losses on owned receivables         1,253.1        1,252.1
                                                        --------       --------
Net interest margin after provision for
     credit losses                                       1,369.3        1,134.6
                                                        --------       --------
Securitization income                                    1,058.5        1,232.0
Insurance revenues                                         352.9          352.9
Investment income                                          146.7          152.6
Fee income                                                 498.7          514.8
Other income                                               239.2          310.5
Gain on sale of Beneficial Canada                          189.4              -
                                                        --------       --------
Total other revenues                                     2,485.4        2,562.8
                                                        --------       --------
Salaries and fringe benefits                               921.7          925.3
Other operating expenses                                   889.9        1,233.1
Amortization of acquired intangibles
     and goodwill                                          168.8          143.4
Policyholders' benefits                                    207.6          236.6
Merger and integration related costs                     1,000.0              -
                                                        --------       --------
Total costs and expenses                                 3,188.0        2,538.4
                                                        --------       --------
Income before income taxes                                 666.7        1,159.0
Income taxes                                               361.8          391.9
                                                        --------       --------
Net income                                              $  304.9       $  767.1
                                                        ========       ========

Consolidated Balance Sheets

Household Finance Corporation and Subsidiaries
In millions, except share data.


At December 31                                               1998          1997
                                                       ----------    ----------
                                                      (Unaudited)
ASSETS
Cash                                                   $    428.4    $    545.3
Investment securities                                     2,944.4       2,336.8
Receivables, net                                         34,283.2      32,152.5
Advances to parent company and affiliates                   494.0          10.5
Acquired intangibles and goodwill, net                    1,682.7       1,777.9
Properties and equipment, net                               376.9         464.8
Real estate owned                                           235.1         187.8
Other assets                                              1,918.3       1,973.3
                                                       ----------    ----------
Total assets                                           $ 42,363.0    $ 39,448.9
                                                       ==========    ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Debt:
     Deposits                                                   -    $    555.3
     Commercial paper, bank and other
         borrowings                                    $  7,143.1       9,547.1
     Senior and senior subordinated debt
         (with original maturities over one year)        27,186.1      20,909.2
                                                       ----------    ----------
Total debt                                               34,329.2      31,011.6
Insurance policy and claim reserves                       1,076.2       1,182.3
Other liabilities                                         1,147.2       1,451.3
                                                       ----------    ----------
Total liabilities                                        36,552.6      33,645.2

Common shareholder's equity:
     Common stock, $1.00 par value, 1,000 shares
         authorized, issued and outstanding at
         December 31, 1998 and 1997, and additional
         paid-in capital                                  2,960.3       2,555.1
     Retained earnings                                    2,836.4       3,296.9
     Foreign currency translation adjustments                (8.3)        (56.5)
     Unrealized gain (loss) on investments, net              22.0           8.2
                                                       ----------    ----------
Total common shareholder's equity                         5,810.4       5,803.7
                                                       ----------    ----------
Total liabilities and shareholder's equity             $ 42,363.0    $ 39,448.9
                                                       ==========    ==========

--------------------------------------------------------------------------------
1.     RECEIVABLES

In millions.
At December 31                                              1998          1997
                                                      ----------    ----------
                                                      (Unaudited)
Home equity                                           $ 17,158.7    $ 12,806.1
Auto finance                                               805.0         476.5
MasterCard/Visa                                          3,805.5       5,052.4
Private label                                            7,041.4       8,039.2
Other unsecured                                          4,953.3       5,071.3
Commercial                                                 682.1         937.8
                                                      ----------    ----------
Total owned receivables                                 34,446.0      32,383.3
Accrued finance charges                                    470.8         400.1
Credit loss reserve for owned receivables               (1,448.9)     (1,417.5)
Unearned credit insurance premiums and claims
    reserves                                              (410.6)       (344.2)
Amounts due and deferred from receivables sales          1,882.3       1,838.6
Reserve for receivables serviced with limited
    recourse                                              (656.4)       (707.8)
                                                      ----------    ----------
Total owned receivables, net                            34,283.2      32,152.5
Receivables serviced with limited recourse              12,699.2      18,043.0
                                                      ----------    ----------
Total managed receivables, net                        $ 46,982.4    $ 50,195.5
                                                      ==========    ==========

The outstanding balance of receivables serviced with limited recourse consisted of the following:

In millions.
At December 31                                              1998          1997
                                                      ----------    ----------
                                                      (Unaudited)
Home equity                                           $  3,637.4    $  6,038.6
Auto finance                                               960.3         395.9
MasterCard/Visa                                          3,397.5       6,775.7
Private label                                              811.5       1,025.0
Other unsecured                                          3,892.5       3,807.8
                                                      ----------    ----------
Total                                                 $ 12,699.2    $ 18,043.0
                                                      ==========    ==========

The combination of receivables owned and receivables serviced with limited recourse, which we consider our managed portfolio, is shown below:

In millions.
At December 31                                              1998          1997
                                                      ----------    ----------
                                                      (Unaudited)
Home equity                                           $ 20,796.1    $ 18,844.7
Auto finance                                             1,765.3         872.4
MasterCard/Visa                                          7,203.0      11,828.1
Private label                                            7,852.9       9,064.2
Other unsecured                                          8,845.8       8,879.1
Commercial                                                 682.1         937.8
                                                      ----------    ----------
Managed receivables                                   $ 47,145.2    $ 50,426.3
                                                      ==========    ==========

The following table sets forth the activity in our credit loss reserves:

In millions.
Year ended December 31                                       1998        1997
                                                         --------    --------
                                                        (Unaudited)
Credit loss reserves for owned receivables at
    January 1                                            $1,417.5   $ 1,169.7
Provision for credit losses                               1,253.1     1,252.1
Chargeoffs                                               (1,426.8)   (1,199.1)
Recoveries                                                  127.6       141.5
Portfolio acquisitions, net                                  77.5        53.3
                                                         --------    --------
Total credit loss reserves for owned receivables
    at December 31                                        1,448.9     1,417.5
                                                         --------    --------
Credit loss reserves for receivables serviced with
    limited recourse at January 1                           707.8       576.2
Provision for credit losses                                 805.3       738.9
Chargeoffs                                                 (800.1)     (695.4)
Recoveries                                                   50.7        43.7
Other, net                                                 (107.3)       44.4
                                                         --------    --------
Total credit loss reserves for receivables serviced
    with limited recourse at December 31                    656.4       707.8
                                                         --------    --------
Total credit loss reserves for managed receivables
    at December 31                                       $2,105.3    $2,125.3
                                                         ========    ========


------------------------------------------------------------------------------
2.   MANAGED CONSUMER TWO-MONTHS-AND-OVER CONTRACTUAL DELINQUENCY RATIOS


                                          1998 Quarter End                                1997 Quarter End
                  ----------------------------------------       -----------------------------------------
                      4          3            2          1           4           3          2            1
                  -----      -----       -----       -----       -----       -----      -----        -----
Home equity        3.55%      3.66%       3.48%       3.59%       3.59%       3.03%      2.82%        3.05%
Auto finance(1)    2.29       2.05        1.67        1.84        1.97           -          -            -
MasterCard/Visa    5.19       4.68        4.31        3.32        3.28        3.42       3.39         3.34
Private label      7.38       7.21        6.22        6.22        6.01        5.85       5.25         4.82
Other unsecured    8.86       8.92        8.55        8.22        8.25        7.89       7.36         7.32
                  -----      -----       -----       -----       -----       -----      -----        -----
Total              5.41%      5.37%       5.01%       4.79%       4.77%       4.57%      4.24%        4.29%
                  =====      =====       =====       =====       =====       =====      =====        =====

(1) Prior to the fourth quarter of 1997, delinquency statistics for auto finance receivables were not significant. For prior periods, delinquency data for these receivables were included in other unsecured receivables.

--------------------------------------------------------------------------------
3.   MANAGED CONSUMER NET CHARGEOFF RATIOS


                                       1998 Quarter Annualized                           1997 Quarter Annualized
                  Full Year  ---------------------------------    Full Year   ----------------------------------
                       1998      4         3        2        1         1997       4        3        2          1
                  ---------  -----     -----    -----    -----    ---------   -----    -----     -----     -----
Home equity           .56%     .62%      .68%     .40%     .58%       .58%      .59%     .47%      .60%      .69%
Auto finance(1)      5.39     5.63      4.89     5.18     5.95       4.68      5.33        -         -         -
MasterCard/Visa      6.03     6.97      6.62     5.31     5.65       5.35      5.45     6.24      5.13      4.59
Private label        5.96     6.04      5.51     6.43     6.02       4.84      5.47     5.02      4.58      4.32
Other unsecured      7.70     7.53      8.40     8.13     6.91       6.37      6.76     6.48      6.04      6.02
                  -------    -----     -----    -----    -----      -----     -----    -----     -----     -----
Total                4.11%    4.15%     4.27%    4.10%    4.04%      3.69%     3.83%    3.81%     3.61%     3.47%
                  =======    =====     =====    =====    =====      =====     =====    =====     =====     =====

(1) Prior to the fourth quarter of 1997, chargeoff statistics for auto finance receivables were not significant and were included in other unsecured receivables.


------------------------------------------------------------------------------
4.   NONPERFORMING ASSETS

In millions.
At December 31                                            1998          1997
                                                     ---------     ---------
Nonaccrual managed receivables                       $ 1,165.5     $ 1,121.3
Accruing managed consumer receivables 90 or
     more days delinquent                                707.7         639.1
Renegotiated commercial loans                             12.3          12.4
                                                     ---------     ---------
Total nonperforming managed receivables                1,885.5       1,772.8
Real estate owned                                        235.1         187.8
                                                     ---------     ---------
Total nonperforming managed assets                   $ 2,120.6     $ 1,960.6
                                                     =========     =========
Managed credit loss reserves as a percent
     of nonperforming managed receivables                111.7%        119.9%
                                                     ---------     ---------